EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Broadview Institute, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 30, 2008

/s/ Laurence S. Zipkin
Laurence S. Zipkin
Chief Executive Officer

/s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer